February 10, 2021

BNY MELLON FUNDS TRUST
BNY Mellon Large Cap Stock Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon Small/Mid Cap Multi-Strategy Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Equity Income Fund

Supplement to Current Prospectus and Statement of Additional Information

BNY Mellon Investment Management has announced its intention to realign several of its investment firms.  As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the "Effective Date"), portfolio managers responsible for managing a fund's investments or a portion of a fund's portfolio allocated to an equity strategy who are employees of Mellon Investments Corporation ("Mellon") in a dual employment arrangement with BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the funds' investment adviser, will become employees of Newton Investment Management North America, LLC ("Newton"), which, like Mellon, will be an affiliate of BNYM Investment Adviser, and will no longer be employees of Mellon.  Consequently, effective as of the Effective Date and subject to the approval of the Trust's board, BNYM Investment Adviser will engage Newton to serve as such fund's sub-adviser, pursuant to a sub-investment advisory agreement between BNYM Investment Adviser and Newton.  As the funds' sub-adviser, Newton will provide the day-to-day management of the funds' investments, subject to BNYM Investment Adviser's supervision and approval.  It is currently anticipated that the funds' portfolio managers who are responsible for the day-to-day management of the respective funds' investments or a portion of such funds' portfolio allocated to an equity strategy will continue to so manage the funds' investments as of the Effective Date.  It is also currently anticipated that there will be no material changes to a fund's investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund's sub-adviser.  BNYM Investment Adviser (and not the funds) will pay Newton for its sub-advisory services.

As of the Effective Date, Newton will be an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation registered in the United States with the Securities and Exchange Commission as an investment adviser.  Newton's principal office is located at BNY Mellon Center, 201 Washington Place, Boston, Massachusetts 02108.  As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts.

BNYM-S0221